UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              CYTATION CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    00114800                   16-0961436
(State  of Incorporation)     (Commission File Number)        (IRS Employer
                                                          Identification Number)

                4902 EISENHOWER BLVD., SUITE 185, TAMPA, FL 33634
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 885-5998
              (Registrant's Telephone Number, Including Area Code)


                  --------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K if the filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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     Unless  otherwise  indicated  or  the  context  otherwise  requires,  all references below in this Report on Form 8-K to "we," "us" and the "Company" are to Cytation Corporation, a Delaware corporation, together with its wholly-owned subsidiaries, DeerValley Acquisitions Corp., a Florida corporation, and Deer Valley Homebuilders, Inc., an Alabama corporation. Specific discussions or comments relating to Cytation Corporation will reference the "Company," those relating to DeerValley Acquisitions Corp. will reference "DVA", and those relating to Deer Valley Homebuilders, Inc. will be referred to as "Deer Valley."


ITEM  4.01   CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     Effective as of February 3, 2006, the Company engaged a new accountant, Wheeler, Herman, Hopkins & Lagor, P.A. (the "Accountant"), as the principal accountant to audit the Company's financial statements. The Company has not consulted the Accountant regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion which might be rendered on the Company's financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYTATION CORPORATION



                                   By: /s/ Charles G. Masters
                                      ---------------------------------------
                                   Name:  Charles G. Masters
                                        -------------------------------------
                                   Title: President, Chief Executive Officer
                                         ------------------------------------
                                   Dated:  February 7, 2006

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